UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): December 18, 2025
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)

(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2025, the Board of Directors (the “Board”) of HEICO Corporation (the “Company”) appointed Nanda Kumar Cheruvatath to serve as an independent director of the Company, effective December 24, 2025. There were no arrangements or understandings pursuant to which Mr. Cheruvatath was appointed as a director, and there are no related party transactions between the Company and Mr. Cheruvatath reportable under Item 404(a) of Regulation S-K. As of the date of this Report, Mr. Cheruvatath has been appointed to serve as a member of the Environmental, Safety and Health Committee effective December 23, 2025.

Mr. Cheruvatath, age 64, has decades of senior executive experience in the aerospace and automotive industries, including thirty plus years with Eaton Corporation plc (NYSE: ETN). He most recently served as President of Eaton’s Aerospace Group, where he was responsible for the leadership and strategic direction of the business during a period of significant growth. During his tenure, Mr. Cheruvatath led strategic initiatives, including major acquisitions and the development of long-term growth strategies for next-generation aerospace platforms.

Mr. Cheruvatath also served as Executive Vice President with responsibility for the Eaton Business System, overseeing standardized operating processes and enterprise-wide operational initiatives. Since retiring from Eaton in April 2024, Mr. Cheruvatath has served as an advisor to various aerospace companies and currently serves as Vice Chairman of an Eaton joint venture. Mr. Cheruvatath holds a Master of Business Administration degree from the University of Michigan, a Master of Science degree in Mechanical Engineering from Wayne State University, and a Bachelor of Science degree in Mechanical Engineering from BMS College of Engineering in Bangalore, India.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	December 22, 2025	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer